CONSENT OF INDEPENDENT AUDITORS

Board of Directors
Antares Capital Corp.
Greenwood Village, Colorado


We have issued our report dated February 28, 1999, accompanying the financial statements of Antares Capital Corp. (formerly "Roman Head Capital Corp.") in the Registration Statement. We consent to the use of the aforementioned report in the Registration Statement.


/s/ Schumacher & Associates, Inc.

SCHUMACHER & ASSOCIATES, INC.
Certified Public Accountants
12835 E. Arapahoe Road
Tower II, Suite 110
Englewood, Colorado 80112

March 10, 1999